SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): June 24, 1998



                              THE PROVIDENT BANK
            (Exact name of registrant as specified in its charter)


         Ohio                      333-45369           31-0412725
(State or Other Jurisdiction     (Commission       (I.R.S. Employer
     of Incorporation)           File Number)     Identification No.)


One East Fourth Street
Cincinnati, Ohio                                          45202
(Address of Principal                                   (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (513) 579-2000







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Item 5.  Other Events.

Incorporation of Certain Documents by Reference

     In connection with the offering of the Provident Bank Home Equity Loan Trust 1998-2, Home Equity Loan Asset-Backed Certificates by The Provident Bank (the "Company") and pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6, 1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-45369). The financial statements will be referred to in the prospectus supplement relating to the Company's Home Equity Loan Asset-Backed Certificates, Series 1998-2. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 23.



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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.    The Consent of Coopers & Lybrand.




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE PROVIDENT BANK



                                    By:  /s/  Kevin M. Shea
                                        Name:  Kevin M. Shea
                                        Title: Vice President



Dated:  June 24, 1998




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                                 Exhibit Index

Exhibit                                                        Page

 23.         The Consent of Coopers & Lybrand ...................6




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                EXHIBIT 23: CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Prospectus Supplement, of our report dated February 3, 1998 on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our Firm under the caption "Experts".



                                       \s\      Coopers & Lybrand L.L.P.
                                                Coopers & Lybrand L.L.P.

New York, New York
June 23, 1998



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